EXHIBIT 10.28









                                                          March 1, 2000








Dr. Arol I. Buntzman
325 Mile Square Road
Yonkers, New York 10701

Dear Arol:

     This will confirm our agreement regarding the shares of capital stock of Educational Video Conferencing, Inc. owned by me. Until December 31, 2001, all of such shares shall be voted as you direct on any matter requiring the vote or consent of stockholders.


                                                  Sincerely yours,

                                                 /s/ Richard Goldenberg
                                                  Richard Goldenberg

                                                /s/ Bonnie Goldenberg
                                                 Bonnie Goldenberg

AGREED:

/s/ Dr. Arol I. Buntzman
------------------------
Dr. Arol I. Buntzman